SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported): April 2, 2003





                               CAPITAL TRUST, INC.
                               -------------------
             (Exact Name of Registrant as specified in its charter)





             Maryland                  1-14788             94-6181186
   -----------------------------  ------------------  ---------------------
   (State or other jurisdiction    (Commission File      (IRS Employer
         of incorporation)              Number)        Identification No.)





                 410 Park Avenue, 14th Floor, New York, NY 10022
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (212) 655-0220
                                                           ---------------



                                       N/A
                                     -------
         (Former name or former address, if changed since last report):



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Item 5.  Other Events.

      The charter of Capital Trust, Inc. (the "Company") was amended and restated effective April 2, 2003. In view of the foregoing, set forth below is a description of the capital stock of the Company which is disclosed herein for purposes of updating the Company's description of capital stock for future incorporation by reference into registration statements filed under the Securities Act of 1933, as amended. The following description of the Company's common and preferred stock, provisions of its charter and bylaws and specific provisions of the Maryland General Corporation Law are only summaries, and are qualified in their entirety by reference to the Maryland General Corporation Law and to the Company's charter and bylaws which are filed as exhibits hereto.

General

      Under our charter, we may issue up to 200,000,000 shares of stock comprised of the following:

      o  100,000,000 shares of class A common stock, par value $.01 per share;
         and

      o  100,000,000 shares of preferred stock, par value $.01 per share.

      As of the date hereof, 6,500,734 shares of class A common stock were issued and outstanding and no shares of preferred stock were designated as a particular class or series or are outstanding. Under Maryland law, our shareholders generally are not liable for our debts or obligations. The class A common stock is listed on the New York Stock Exchange under the symbol "CT".

Common Stock

      Holders of our common stock are entitled to receive dividends when authorized by our board of directors out of assets legally available for the payment of dividends. They are also entitled to share ratably in our assets legally available for distribution to our shareholders in the event of our liquidation, dissolution or winding up, after payment of, or adequate provision for, all of our known debts and liabilities. These rights are subject to the preferential rights of any other class or series of our stock. All shares of class A common stock have equal dividend and liquidation rights.

      Subject to our charter restrictions on ownership and transfer of our stock, each outstanding share of class A common stock is entitled to one vote on all matters to be submitted to a vote of the shareholders. There is no cumulative voting in the election of our directors and our directors are elected by a plurality of the votes cast, so the holders of a simple majority of the outstanding class A common stock, voting at a shareholders meeting at which a quorum is present, can elect all of the directors nominated for election at the meeting. Holders of our common stock have no exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. Because holders of common stock do not have preemptive rights, we may issue additional shares of stock that may reduce each



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shareholder's proportionate voting and financial interest in our company. Rights to receive dividends on our class A common stock may be restricted by the terms of any future classified and issued shares of our preferred stock.

      Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business unless approved by the affirmative vote of shareholders holding at least two-thirds of the shares entitled to vote on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter provides for approval of these matters by a majority of all votes entitled to be cast on the matter.

Power to Reclassify Shares of Our Stock and to Increase the Number of Shares of Our Stock

      Our charter authorizes our board of directors, without shareholder approval, to:

      o classify and reclassify any unissued shares of our common stock and preferred stock into other classes or series of stock, and

      o increase or decrease the aggregate number of shares of stock of any class or series that may be issued.

      Prior to the issuance of shares of each class or series, the board is required by Maryland law and by our charter to set, subject to our charter restrictions on transfers of stock, the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control of our company that might involve a premium price for holders of our common stock or otherwise be in their best interest.

Power to Issue Additional Shares of Common Stock and Preferred Stock

      We believe that the power to issue additional shares of our common stock or preferred stock, increase the aggregate number of shares of stock of any class or series that we have the authority to issue and to classify or reclassify unissued shares of our common or preferred stock and thereafter to issue the classified or reclassified shares provides us with increased flexibility in structuring possible future financings and acquisitions and in meeting other needs which might arise. These actions can be taken without shareholder approval, unless shareholder approval is required by applicable law or the rules of any stock exchange or automated quotation system on which our securities may be listed or traded. Although we have no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of our company that might involve a premium price for holders of common stock or otherwise be in their best interest.



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Transfer Agent and Registrar

      Our transfer agent and registrar is American Stock Transfer & Trust Company located in Brooklyn, New York.

Certain Provisions of Maryland Law and Our Charter and Bylaws

REIT Qualification Restrictions on Ownership and Transfer

      Our charter contains restrictions on the number of shares of our stock that a person may own. No individual may acquire or hold, directly or indirectly, in excess of 2.5% in value or number of our stock unless they receive an exemption from our board of directors.

      Our charter further prohibits (a) any person from owning shares of our stock that would result in our being "closely held" under Section 856(h) of the Internal Revenue Code or otherwise cause us to fail to qualify as a REIT and (b) any person from transferring shares of our stock if the transfer would result in our stock being owned by fewer than 100 persons. Any person who acquires or intends to acquire shares of our stock that may violate any of these restrictions, or who is the intended transferee of shares of our stock which are transferred to the Trust, as defined below, is required to give us immediate written notice and provide us with such information as we may request in order to determine the effect of the transfer on our status as a REIT. The above restrictions will not apply if our board of directors determines that it is no longer in our best interests to continue to qualify as a REIT.

      Our board of directors, in its sole discretion, may exempt a person from, or modify, these limits, subject to such terms, conditions, representations and undertakings as it may determine. Our board of directors has granted limited exemptions to certain persons who directly or indirectly own our stock, including officers and directors and shareholders controlled by them or trusts for the benefit of their families.

      Any attempted transfer of our stock which, if effective, would result in violation of the above limitations, will cause the number of shares causing the violation (rounded to the nearest whole share) to be automatically transferred to a trust, which we refer to as the Trust, for the exclusive benefit of one or more charitable beneficiaries, which we refer to as the Charitable Beneficiary, and the proposed transferee will not acquire any rights in the shares. The automatic transfer will be deemed to be effective as of the close of business on the business day (as defined in our charter) prior to the date of the transfer. The shares transferred to the Trust will generally be selected so as to minimize the aggregate value of shares transferred to the Trust. Shares of our stock held in the Trust will be issued and outstanding shares. The proposed transferee will not benefit economically from ownership of any shares of stock held in the Trust, will have no rights to dividends and no rights to vote or other rights attributable to the shares of stock held in the Trust. The trustee of the Trust will have all voting rights and rights to dividends or other distributions with respect to shares held in the Trust. These rights will be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to our discovery that shares of stock have been transferred to the Trust will be paid by the recipient to the Trustee upon demand. Any dividend or other distribution authorized but unpaid will be



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paid when due to the Trustee. Any dividend or distribution paid to the Trustee will be held in trust for the Charitable Beneficiary. Subject to Maryland law, the Trustee will have the authority (i) to rescind as void any vote cast by the proposed transferee prior to our discovery that the shares have been transferred to the Trust and (ii) to recast the vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary. However, if we have already taken irreversible corporate action, then the Trustee will not have the authority to rescind and recast the vote. If necessary to protect our status as a REIT, we may establish additional Trusts with distinct Trustees and Charitable Beneficiaries to which shares may be transferred.

      Within 20 days of receiving notice from us that shares of our stock have been transferred to the Trust, the Trustee will sell the shares to a person designated by the Trustee, whose ownership of the shares will not violate the above ownership limitations. Upon the sale, the interest of the Charitable Beneficiary in the shares sold will terminate and the Trustee will distribute the net proceeds of the sale to the proposed transferee and to the Charitable Beneficiary as follows. The proposed transferee will receive the lesser of (i) the price paid by the proposed transferee for the shares or, if the proposed transferee did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., a gift, devise or other similar transaction), the Market Price (as defined in our charter) of the shares on the day of the event causing the shares to be held in the Trust and (ii) the price received by the Trustee from the sale or other disposition of the shares. Any net sale proceeds in excess of the amount payable to the proposed transferee will be paid immediately to the Charitable Beneficiary. If, prior to our discovery that shares of our stock have been transferred to the Trust, the shares are sold by the proposed transferee, then (i) the shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the proposed transferee received an amount for the shares that exceeds the amount he was entitled to receive, the excess shall be paid to the Trustee upon demand.

      In addition, shares of our stock held in the Trust will be deemed to have been offered for sale to us, or our designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in the transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of the devise or gift) and (ii) the Market Price on the date we, or our designee, accept the offer. We will have the right to accept the offer until the Trustee has sold the shares. Upon a sale to us, the interest of the Charitable Beneficiary in the shares sold will terminate and the Trustee will distribute the net proceeds of the sale to the proposed transferee.

      All certificates representing shares of our stock issued in the future will bear a legend referring to the restrictions described above.

      Every owner of more than such percentage as may from time to time be established by our board of directors (or such lower percentage as required by the Internal Revenue Code or the regulations promulgated thereunder) of our stock, within 30 days after the end of each taxable year, is required to give us written notice, stating his name and address, the number of shares of each class and series of our stock which he beneficially owns and a description of the manner in which the shares are held. Each such owner shall provide us with such additional information as we may request in order to determine the effect, if any, of his beneficial ownership on our status as a REIT and to ensure compliance with the ownership limits. In addition, each shareholder



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shall upon demand be required to provide us with such information as we may request in good faith in order to determine our status as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance.

      These ownership limits could delay, defer or prevent a transaction or a change in control that might involve a premium price for the common stock or otherwise be in the best interest of the stockholders.

Business Combinations

      Under Maryland law, "business combinations" between a Maryland corporation and an interested shareholder or an affiliate of an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested shareholder is defined as:

      o any person who beneficially owns 10% or more of the voting power of the corporation's shares; or

      o an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

      A person is not an interested shareholder under the statute if the board of directors approved in advance the transaction by which he or she otherwise would have become an interested shareholder. However, in approving a transaction, our board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

      After the five-year prohibition, any business combination between the Maryland corporation and an interested shareholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

      o 80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

      o two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested shareholder with whom or with whose affiliate the business combination is to be effected or the shares held by any affiliate or associate of the interested shareholder.

      These super-majority vote requirements do not apply if the corporation's common shareholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested shareholder for its shares.



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      The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors prior to the time that the interested shareholder became an interested shareholder.

      Our board of directors has adopted resolutions which exempt Veqtor Finance Company, L.L.C., JRK Investment Partnership LP and CMH Investment Partnership LP from the five-year prohibition and the super-majority vote requirement. The business combination statute may discourage others from trying to acquire control of us and may increase the difficulty of consummating any offer relating to the same.

Control Share Acquisitions

      Maryland law provides that "control shares" of a Maryland corporation acquired in a "control share acquisition" have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. A control share acquisition means the acquisition of control shares, subject to certain exceptions. Shares owned by the acquiror, by officers of the target corporation or by directors of the target corporation who are also employees are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

      o  one-tenth or more but less than one-third;

      o  one-third or more but less than a majority; or

      o  a majority or more of all voting power.

      Control shares do not include shares the acquiror is entitled to vote as a result of having previously obtained shareholder approval.

      A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any shareholders meeting.

      If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of shareholders at which the voting rights of the shares are considered and not approved.



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If voting rights for control shares are approved at a shareholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

      The control share acquisition statute does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction, or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Maryland Unsolicited Takeovers Act

      The Maryland Unsolicited Takeovers Act applies to any Maryland corporation that has a class of securities registered under the Securities Exchange Act of 1934 and at least three independent directors. Pursuant to such act, the board of directors of any Maryland corporation fitting such description, without obtaining shareholder approval and notwithstanding a contrary provision in its charter or bylaws, may elect to:

      o  classify the board;

      o increase the required shareholder vote to remove a director to two-thirds of all the votes entitled to be cast by the shareholders generally in the election of directors; and

      o require that a shareholder requested special meeting need be called only upon the written request of the shareholders entitled to cast a majority of all the votes entitled to be cast at the meeting.

      Additionally, the board could provide that:

      o the number of directors may be fixed only by a vote of the board of directors,

      o each vacancy on the board of directors (including a vacancy resulting from the removal of a director by the shareholders) may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum; and

      o any director elected to fill a vacancy will hold office for the full remainder of the term, rather than until the next election of directors.

      The Maryland Unsolicited Takeovers Act does not limit the power of a corporation to confer on the holders of any class or series of preferred stock the right to elect one or more directors. We currently have more than three independent directors and therefore our board of directors could elect to provide for any of the foregoing provisions. As of the date hereof, our board of directors has not made any such election.

Advance Notice of Director Nominations and New Business



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      Our bylaws provide that with respect to an annual meeting of shareholders, nominations of individuals for election to the board of directors and the proposal of business to be considered by shareholders may be made only:

      o  pursuant to our notice of the meeting;

      o  by or at the direction of the board of directors; or

      o by a shareholder who was a shareholder of record both at the time of giving of notice and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws.

      With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the board of directors at a special meeting may only be made:

      o  pursuant to our notice of the meeting;

      o  by or at the direction of the board of directors; or

      o provided that the board of directors has determined that directors will be elected at the meeting, by a shareholder who is a shareholder of record both at the time of giving of notice and at the time of the special meeting and who is entitled to vote at the meeting and has complied with the advance notice provisions of the bylaws.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

      Exhibit No.
      -----------

          3.1      Charter of Capital Trust,  Filed as Exhibit 3.1 to
                   Inc. Registration Statement on Form S-3 (File No. 333-103662) filed on March 7, 2003 and
                                              incorporated herein by reference

          3.2      Amended and Restated       Filed as Exhibit 3.2 to Current
                   Bylaws of Capital Trust,   Report on Form 8-K (File No.
                   Inc., as amended           001-14788) filed on January 29,
                                              1999 and incorporated herein by
                                              reference




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                    CAPITAL TRUST, INC.


                                    By:/s/ John R. Klopp
                                       ---------------------------
                                       Name:  John R. Klopp
                                       Title: Chief Executive Officer




Date: July 9, 2003